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                                                Exhibit 23.1





               CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AMR Corporation 2003 Employee Stock Incentive Plan of our reports dated
March 31, 2003, with respect to the consolidated financial statements and the related financial statement schedule of AMR Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                       /s/ ERNST & YOUNG LLP



Dallas, Texas
April 17, 2003